UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2011

M & F WORLDWIDE CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13780	02-0423416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 East 62nd Street, New York, New York 10065
(Address of Principal Executive Offices) (Zip Code)

212-572-8600
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

Given current market conditions, on May 12, 2011, Harland Clarke Holdings Corp. (“Holdings”), an indirect wholly owned subsidiary of M & F Worldwide Corp. (the “Company”) disclosed that it had scheduled a meeting with lenders, currently proposed to be held on May 13, 2011, to discuss a possible amendment and extension of Holdings’ existing senior secured term loan facility due June 30, 2014.  There can be no assurances that any such amendment and extension will be completed.  Holdings was in compliance with all applicable covenants under its existing senior secured term loan agreement as of March 31, 2011 and the date of this filing.

In accordance with General Instruction B.2 to Form 8-K, the information under this Item 7.01 shall be deemed to be “furnished” to the United States Securities and Exchange Commission (the “SEC”) and not be deemed to be “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about Holdings’ or the Company's plans, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Holdings’ or the Company's ongoing obligations under the U.S. federal securities laws, Holdings and the Company undertake no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic or industry category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, Holdings and the Company's beliefs, expectations, focus and/or plans about future events, including those regarding a possible amendment and extension of Holdings’ existing senior secured term loan facility given current market conditions. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in Holdings’ and the Company’s filings with the SEC, including, without limitation, the 2010 Annual Reports on Form 10-K filed with the SEC in March 2011 and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that have been filed or will be filed with the SEC during 2011 (which may be viewed on the SEC's website at http://www.sec.gov), as well as reasons including difficulties, delays, unanticipated costs or Holdings’ inability to complete an amendment and extension of its existing term loan facility, in whole or in part. Factors other than those listed above could also cause Holdings’ or the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the websites of Holdings or the Company or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M & F WORLDWIDE CORP.

By:	/s/ Edward P. Taibi
Name: Edward P. Taibi
Title: Senior Vice President

Date: May 12, 2011